UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary information statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive information statement

EntrepreneurShares Series Trust
(Name of Registrant as Specified in Its Charter)

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Fee paid previously with preliminary materials.

 Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid: ____________________________________________

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(4) Date filed: ________________________________________________________

ERShares Entrepreneurs ETF

ERShares NextGen Entrepreneurs ETF

each a series of EntrepreneurShares Series Trust

175 Federal Street, Suite 875
Boston, Massachusetts 02210

877-271-8811

____________

NOTICE OF APPROVAL BY SHAREHOLDERS’ WRITTEN CONSENT OF CHANGES TO EACH FUND’S FUNDAMENTAL INDUSTRY CONCENTRATION POLICY

____________

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to an approval of changes to the Fundamental Industry Concentration Policy of ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF (each, a “Fund” and collectively, the “Funds”), each a series of EntrepreneurShares Series Trust (the “Trust”).

As described in the enclosed Information Statement, the Funds’ Board of Trustees and a shareholder representing a majority of each Fund’s outstanding shares approved changes to each Fund’s Fundamental Investment Policies on the terms described herein.

As always, please feel free to contact the Trust at 877-271-8811 with any questions you may have.

Sincerely,

Dr. Joel M. Schulman

President

EntrepreneurShares Series Trust

ERShares Entrepreneurs ETF

ERShares NextGen Entrepreneurs ETF

each a series of EntrepreneurShares Series Trust

175 Federal Street, Suite 875
Boston, Massachusetts 02210

877-271-8811

____________

INFORMATION STATEMENT

____________

This Information Statement is furnished by the Board of Trustees (the “Board”) of the ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF (each, a “Fund” and collectively, the “Funds”), each a series of EntrepreneurShares Series Trust, a Delaware statutory trust. This Information Statement is being sent to shareholders of the Funds on or about March 29, 2021.

Under §13(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), no registered investment company shall, unless authorized by the vote of a majority of its outstanding securities, deviate from its policy in respect of concentration of investments in any particular industry, or group of industries. The majority of the outstanding voting securities of each Fund are held by one shareholder. This shareholder has, by written consent, approved changing each Fund’s industry concentration policy, effective as of April 1, 2021.

For purposes of this shareholder vote, “majority of the outstanding voting securities” of a Fund means the vote (a) of 67% or more of the shares, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less of a Fund’s outstanding shares. The change in each Fund’s industry concentration policy has been included in the amended registration statement of the Funds, which has been filed with the U.S. Securities and Exchange Commission (“SEC”). This change will be effective April 1, 2021 (the date of automatic effectiveness of the amended registration statement).

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about March 29, 2021 to each Fund’s shareholders of record as of March 23, 2021 (the “Record Date”). This Information Statement describes the approved changes to each Fund’s industry concentration policy. As of the Record Date, there were issued and [ ] outstanding shares of ERShares Entrepreneurs ETF and [ ] outstanding shares of ERShares NextGen Entrepreneurs ETF. Since the shareholder with a majority of the outstanding voting securities of each Fund has already voted to approve the changes, the remaining shareholders are not required to, nor entitled to vote on these matters.

A copy of the Funds’ most recent annual report and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Funds,

c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, by calling 877-271-8811 or by visiting http://www.entrepreneurshares.com.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

INDUSTRY CONCENTRATION POLICY

Effective April 1, 2021each Fund amends the fundamental industry concentration policy of each applicable Fund to remove the concentration exception with respect to each Fund’s previously-tracked underlying index. That is, previously each Fund’s industry concentration policy stated that a Fund would not concentrate in securities of non-governmental issuers whose principal business activities in the same industry, except to the extent that the Fund’s underlying index was concentrated in a particular industry, then the Fund would also concentrate in that industry.

Historically, each Fund had an investment strategy that attempted to track a proprietary underlying index. At a meeting of the Board on December 17, 2020, the Fund’s investment advisor, Capital Impact Advisors, LLC (the “Advisor”), proposed to change each Fund’s investment strategy to become actively managed rather than passively tracking a proprietary underlying index. These changes were approved by the Board. Pursuant to such proposal, each Fund would change its fundamental industry concentration policy to remove reference to each Fund’s previous underlying index and adopt a new fundamental industry concentration policy that each Fund would not concentrate in securities of non-US governmental issuers whose principal business activities are in the same industry, or group of industries. The Advisor and the Board believe that changing the industry concentration policy is in the best interests of shareholders of each Fund because it would facilitate the transition to each Fund’s new investment strategy.

This change to each Fund’s industry concentration policy was approved by the Board on December 17, 2020, and by a shareholder of each Fund representing a majority of the outstanding voting securities of each Fund effective on April 1, 2021.

Fund	Original Fundamental Policy	New Fundamental Policy
ERShares Entrepreneurs ETF	The Fund may not concentrate in securities of non-governmental issuers whose principal business activities are in the same industry, except to the extent that the Entrepreneur 30 Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. Non-governmental issuers for purpose of this restriction is broadly defined as all issuers other than the United States government, any state or municipality but not including for these purposes any issuers of revenue bonds or other project cash-flow based financings, non-U.S. governmental issuers or international multilateral agency issuers.	The Fund may not concentrate in securities of issuers whose principal business activities are in the same industry, or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities..
ERShares NextGen Entrepreneurs ETF	The Fund may not concentrate in securities of non-governmental issuers whose principal business activities are in the same industry, except to the extent that the Entrepreneur Non-US Small Cap Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. Non-governmental issuers for purpose of this restriction is broadly defined as all issuers other than the United States government, any state or municipality but not including for these purposes any issuers of revenue bonds or other project cash-flow based financings, non-U.S. governmental issuers or international multilateral agency issuers.	The Fund may not concentrate in securities of issuers whose principal business activities are in the same industry, or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.

OTHER INFORMATION

OPERATION OF THE FUND

Each Fund is a non-diversified series of the Trust. The Trust is an open-end investment management company organized as a Delaware statutory trust on July 1, 2010. The Trust’s principal executive offices are located at 175 Federal Street, Suite 875, Boston, Massachusetts 02210. The Board is responsible for the general oversight of the management of the Funds, including general supervision of the Advisor, and other service providers. The Board is not involved in the day-to-day management of the Trust. Like other exchange-traded funds, the Funds retain various organizations to perform specialized services. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the principal underwriter of the Funds. Ultimus Fund Solutions, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 provides the Funds with administrative, accounting and dividend distribution services. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110 provides the Funds with transfer agent and custodial services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the Trust’s management, as of the Record Date, the following shareholders were principal shareholders because they were beneficial owners, via voting and investment power with respect to such shares, of more than 5% of the outstanding shares of the Funds:

ERShares Entrepreneurs ETF

Name and Address of Beneficial Owner	Amount of Ownership	Percent of Ownership
Pentegra Defined Benefit Plan for Financial Institutions 701 Westchester Avenue, Suite 320E White Plains NY 10604*

* Pentegra Investors, Inc., 701 Westchester Avenue, Suite 320E, White Plains NY; 10604 is also deemed to be a beneficial owner by virtue of investment and voting powers granted to it as investment adviser to Pentegra Defined Benefit Plan for Financial Institutions.

ERShares NextGen Entrepreneurs ETF

Name and Address of Beneficial Owner	Amount of Ownership	Percent of Ownership
Pentegra Defined Benefit Plan for Financial Institutions 701 Westchester Avenue, Suite 320E White Plains NY 10604*

* Pentegra Investors, Inc., 701 Westchester Avenue, Suite 320E, White Plains NY; 10604 is also deemed to be a beneficial owner by virtue of investment and voting powers granted to it as investment adviser to Pentegra Defined Benefit Plan for Financial Institutions.

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, Pentegra Defined Benefit Plan for Financial Institutions (the “Pentegra DB Plan”), a tax qualified pension plan and trust that holds a 25% equity stake in the Advisor is the majority shareholder of each Fund and considered a control person of each Fund. Cede & Co., 55 Water Street, 25th Floor New York, New York 10041, a financial institution that processes transfers of stock certificates on behalf of the Depository Trust Company, was known to own of record all of the outstanding shares of each Fund as the Record Date. Other than the Pentegra Defined Benefit Plan for Financial Institutions, the Funds do not have information concerning the beneficial ownership of shares.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the officers and trustees of the Trust owned an aggregate of less than 1% of each Fund.

COST OF DISTRIBUTION

The Board is providing this Informational Statement. The cost of preparing and mailing this Informational Statement, which is anticipated to total between $3,000 and $4,000, will be borne by the Funds. The Trust will request that broker/dealer firms, custodians, nominees, and fiduciaries forward Informational Statement to the beneficial owners of the shares of record. Broker/dealer firms, custodians, nominee, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such Informational Statement.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 877-271-8811, or write the Trust at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

BY ORDER OF THE BOARD OF TRUSTEES

Dr. Joel M. Shulman, President

March 29, 2021

ERShares Entrepreneurs ETF

ERShares NextGen Entrepreneurs ETF

each a series of EntrepreneurShares Series Trust

175 Federal Street, Suite 875
Boston, Massachusetts 02210

877-271-8811

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the ERShares Entrepreneurs ETF and the ERShares NextGen Entrepreneurs ETF (the "Funds"), each a series of EntrepreneurShares Series Trust (the "Trust"). We encourage you to access and review all of the important information contained in the Information Statement. The Information Statement describes the recent approval of a new fundamental investment policy related to industry concentration for each Fund. The change to industry concentration policy will be effective April 1, 2021.

This Notice of Internet Availability of the Information Statement is being mailed on or about March 29, 2021 to shareholders of record of the Funds as of March 23, 2021. The Information Statement will be available on the Trust's website at or by visiting http://www.entrepreneurshares.com. A paper or e-mail copy of the Information Statement may be obtained, without charge, by calling the Funds toll-free at 1-877-271-8811 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.